AMENDMENT NO. 2 TO CREDIT AGREEMENT
                       -----------------------------------

     AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is effective as of August 31, 2002, by and among HAUSER, INC., a Delaware corporation (the "Company"), HAUSER TECHNICAL SERVICES, INC., a Delaware corporation, BOTANICALS INTERNATIONAL EXTRACTS, INC., a Delaware corporation, and ZETAPHARM, INC., a New York corporation, (collectively, the "Borrowers"), and WELLS FARGO BANK, N.A. (the "Lender").

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers are currently indebted to the Lender pursuant to the terms and conditions of that certain Amended and Restated Credit Agreement dated as of December 7, 2001 (the "Current Agreement"; as amended hereby and from time to time, the "Agreement"); and

     WHEREAS, the Lender and the Borrowers have agreed to certain changes in the terms and conditions set forth in the Current Agreement and have agreed to amend the Current Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Current Agreement shall be amended as follows:

     A. Amendments.
        ----------

     1. In Section 1.01 of the Current Agreement, the defined term "Commitment" is amended by replacing the dollar amount "$10,750,000" with the dollar amount "$9,500,000".

     2. In Section 1.01 of the Current Agreement, the definition following the defined term "Maturity Date" shall be deleted in full and replaced with the following:

     "in the case of the Revolving Loan, means October 31, 2002, and in the case of the Term Loan, means September 10, 2002."

     3. In Section 1.01 of the Current Agreement, the defined term "Revolving Credit Commitment" is amended by replacing the dollar amount "$10,750,000" with the dollar amount "$9,500,000".

     4. In Section 1.01 of the Current Agreement, the defined term "Revolving Credit Facility Availability Period" is amended by replacing the phrase "August 31, 2002" with the phrase "October 31, 2002".

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     5. Section 2.06 of the Current Agreement is amended by replacing the phrase
"August 31, 2002" with the phrase "October 31, 2002".

     6. Section 2.10(a) of the Current Agreement shall be deleted in its entirety and replaced with the following:

     (a) The Loans shall bear interest as follows:

          (i) Term Loan Borrowings shall bear interest at a rate equal to the Prime Rate plus a margin of three percent (3.00%) through August 31, 2002 and at a rate equal to the Prime Rate plus a margin of five percent (5.00%) beginning on September 1, 2002; and

          (ii) Revolving Loan Borrowings shall bear interest at a rate equal to the Prime Rate plus a margin of two percent (2.00%) through August 31, 2002 and at a rate equal to the Prime Rate plus a margin of four percent (4.00%) beginning on September 1, 2002.

     7. Section 6.07(a) of the Current Agreement shall be deleted in its entirety and replaced with the following:

     "The Borrowers shall not permit the Consolidated Tangible Net Worth (i) at the end of the fiscal quarter of the Company ending December 31, 2001 to be less than $2,400,000; at the end of the fiscal quarter of the Company ending March 31, 2002 to be less than $2,300,000; and at the end of the month ending August 31, 2002 to be less than $1,900,000".

     B. General. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used in this Amendment. This Amendment shall be effective upon delivery by the Lender to the Borrowers of an executed counterpart original or facsimile copy.

     The Borrowers hereby remake all representations and warranties contained in the Agreement and reaffirm all covenants set forth therein. The Borrowers further certify that as of the date of this Amendment, giving effect to the provisions hereof, there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

                           [INTENTIONALLY LEFT BLANK]

                                       2

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first written above.


HAUSER, INC.                             WELLS FARGO BANK, N.A.


By:  /s/  Kenneth C. Cleveland           By:  /s/  Art Brokx
   -------------------------------          -------------------
Name:   Kenneth C. Cleveland             Name:   Art Brokx
Title:  President                        Title:  Vice President



HAUSER TECHNICAL SERVICES, INC.

By:  /s/  Thomas W. Hanlon
   -------------------------------
Name:   Thomas W. Hanlon
Title:  Secretary and Treasurer



BOTANICALS INTERNATIONAL EXTRACTS, INC.

By:  /s/  Kenneth C. Cleveland
   -------------------------------
Name:   Kenneth C. Cleveland
Title:  Chief Executive Officer



ZETAPHARM, INC.

By:  /s/  Thomas W. Hanlon
   -------------------------------
Name:   Thomas W. Hanlon
Title:  Secretary and Treasurer